UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2023

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2025 Hamilton Avenue

San Jose, California 95125

(Address of principal executive offices)

(408) 376-7108

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 21, 2023, eBay Inc., a Delaware corporation (“eBay”), eBay International Holding GmbH, a wholly owned subsidiary of eBay incorporated under the laws of Switzerland (“eBay GmbH”), and eBay International Management B.V., a wholly owned subsidiary of eBay incorporated under the laws of the Netherlands (“eBay B.V.” and together with eBay and eBay GmbH, the “eBay Parties”), BCP Aurelia Luxco S.a r.l. incorporated under the laws of the Grand Duchy of Luxembourg (“HoldCo”), Aurelia UK Feederco Limited, a wholly owned subsidiary of HoldCo incorporated under the laws of England and Wales (the “Equity Investor”), Aurelia Netherlands TopCo B.V., a wholly owned subsidiary of the Equity Investor incorporated under the laws of the Netherlands (“TopCo”), Aurelia BidCo Norway AS, a wholly owned subsidiary of TopCo incorporated under the laws of Norway (“BidCo”) and Aurelia BidCo 1 Norway AS, a wholly owned subsidiary of BidCo incorporated under the laws of Norway (“BidCo 1,” together with HoldCo the Equity Investor, TopCo and BidCo, the “BidCo Group”) entered into (a) a Bid Conduct Agreement (the “Bid Conduct Agreement”) and (b) a Transaction Completion Agreement (the “Transaction Completion Agreement,” together with the Bid Conduct Agreement, the “Agreements”), pursuant to which the eBay Parties agreed, subject to certain terms and conditions, to sell 202,115,592 shares of Adevinta ASA (“Adevinta”) to BidCo 1 in exchange for approximately $2.2 billion (the “Sale”) and to transfer 202,115,591 shares of Adevinta to TopCo in exchange for the issuance of new shares in TopCo (the “Rollover,” together with the Sale, the “Transactions”).

The Agreements were entered into in connection with the voluntary public offer to be made by the BidCo Group to acquire the issued and outstanding ordinary A shares of Adevinta announced on November 21, 2023 (the “Offer”), on the terms and conditions to be set forth in a combined offer document and exempted document serving as a prospectus equivalent document for the Offer in accordance with Section 6-13 of the Norwegian Securities Trading Act and Section 7-1 of the Norwegian Securities Trading Act, cf. Article 1 (4) (f) of the EU (2017/1129) Prospectus Regulation (the "Offer Document"). The Sale and Rollover are contemplated to be completed at the same date as, and subject to fulfillment of the conditions for, completion of the Offer (the “Completion”) in accordance with the Offer Document, including the condition that, on or prior to the expiration of the Offer, the Offer shall have been validly accepted by shareholders of Adevinta representing (when taken together with any shares of Adevinta acquired or agreed to be acquired by the BidCo Group other than through the Offer, or to which the BidCo Group is otherwise entitled) more than 90% of the issued and outstanding share capital and voting rights of Adevinta (on a fully diluted basis) and such acceptances not being subject to any third party consents in respect of pledges or other rights (the “Minimum Condition”) and the receipt of required regulatory approvals.

Each of the Agreements contains customary representations, warranties and covenants, which are subject to certain customary qualifications and limitations.

Additionally, for a period of six months after the Completion, the Equity Investor has a right to purchase TopCo shares from the eBay Parties, which, if exercised, would reduce eBay’s ownership in TopCo to approximately 9.99%. If this right is exercised, the purchase price for the relevant TopCo shares would be the same as the purchase price paid to eBay in the Sale and would represent additional proceeds for eBay in excess of $1 billion.

The foregoing description of the Bid Conduct Agreement and the Transaction Completion Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Bid Conduct Agreement and the Transaction Completion Agreement, respectively, which are attached hereto as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference in their entirety.

Item 7.01. Regulation FD Disclosure.

On November 21, 2023, eBay issued a press release announcing the entry into the Agreements. A copy of the press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Cautions Regarding Forward Looking Statements

Certain statements herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will” and other similar words or expressions. Such forward-looking statements reflect eBay’s current expectations or beliefs concerning future events and actual events may differ materially from historical results or current expectations. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of eBay. The forward-looking statements in this document address a variety of subjects including, for example, the closing of the Transactions and the potential benefits of the Transactions. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the possibility that receipt of regulatory and other approvals are not received or that other conditions to the Transactions are not satisfied on a timely basis or at all, including having an insufficient number of ordinary A shares of Adevinta tendered in the Offer to meet the Minimum Condition on or prior to the expiration of the Offer; the possibility that eBay may not fully realize the projected benefits of the Transactions; the possibility that the closing of the Transactions may not occur on the anticipated timeline or at all; business disruption during the pendency of or following the Transactions; diversion of management’s time on Transactions-related issues; the reaction of customers and other persons to the Transactions; and other events that could adversely impact the completion of the Transactions, including industry or economic conditions outside of eBay’s control. In addition, actual results are subject to other risks and uncertainties that relate more broadly to eBay’s overall business, including those more fully described in eBay’s filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent quarterly reports on Form 10-Q. The forward-looking statements in this document speak only as of this date. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
2.1	Bid Conduct Agreement, dated as of November 21, 2023, by and among eBay Inc., eBay International Holding GmbH, eBay International Management B.V., BCP Aurelia Luxco S.a r.l., Aurelia UK Feederco Limited, Aurelia Netherlands TopCo B.V., Aurelia BidCo Norway AS and Aurelia BidCo 1 Norway AS†
2.2	Transaction Completion Agreement, dated as of November 21, 2023, by and among eBay Inc., eBay International Holding GmbH, eBay International Management B.V., BCP Aurelia Luxco S.a r.l., Aurelia UK Feederco Limited, Aurelia Netherlands TopCo B.V., Aurelia BidCo Norway AS and Aurelia BidCo 1 Norway AS†
99.1	Press Release, dated as of November 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: November 21, 2023	/s/ Molly Finn
	Name:	Molly Finn
	Title:	Vice President & Deputy General Counsel, Corporate & Assistant Secretary